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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 14, 2000, included in this Form 10-K for the year ended December 31, 1999, into the Boots & Coots International Well Control, Inc. previously filed Form S-3/A Registration Statement File No. 333-55733, and Forms S-8 Registration Statement File Nos. 333-56891 and 333-35207.

ARTHUR ANDERSEN LLP

Houston, Texas
July 17, 2000